Exhibit 99.1

FOR IMMEDIATE RELEASE

21ST CENTURY FOX PUBLISHES OFFER DOCUMENT FOR PREVIOUSLY ANNOUNCED CASH OFFER FOR SKY

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION

New York, NY, August 7, 2018 – 21st Century Fox (“21CF”) today posted an offer document (the “Offer Document”) and a form of acceptance to accept the offer (the “Form of Acceptance”) to Sky shareholders in respect of its previously announced cash offer for the fully diluted share capital of Sky which 21CF and its Affiliates do not already own (the “Acquisition”) at a price of £14.00 for each Sky share, that would be implemented by way of a takeover offer.

It is a requirement of the City Code on Takeovers and Mergers (the “City Code”) that 21CF publish an offer document in respect of its previously announced cash offer by no later than August 9, 2018 (being the date falling 28 days after the satisfaction or waiver of the last outstanding pre-condition to the previously announced cash offer). 21CF satisfied this requirement by posting the Offer Document and Form of Acceptance.

21CF announced that it intends to implement the Acquisition by way of a takeover offer within the meaning of Part 28 of the Companies Act 2006 (the “Act”) rather than by means of a scheme of arrangement in accordance with Part 26 of the Act, which was the proposed structure of the Acquisition prior to this announcement.

The Acquisition is conditional on, among other things, 21CF securing valid acceptances of the Offer in respect of Sky shares which represent 75% or more of the Sky shares to which the Offer relates. 21CF reserves the right to reduce this acceptance condition to a level which is not less than a simple majority of all Sky shares (including those held by 21CF and its wholly-owned subsidiaries).

21CF notes that, in accordance with Rule 32.1 of the City Code, the deadline for publication of a revised offer document is September 22, 2018, or such later date as the Panel may determine in accordance with the City Code.

The Acquisition will be subject to the full terms and conditions which are set out in the Offer Document and Form of Acceptance.

The Offer Document is available subject to certain restrictions at www.21CF-offer-for-Sky.com and will be available up to and including the end of the Offer.

About 21st Century Fox
21st Century Fox is one of the world’s leading portfolios of cable, broadcast, film, pay TV and satellite assets spanning six continents across the globe. Reaching more than 1.8 billion subscribers in approximately 50 local languages every day, 21st Century Fox is home to a global portfolio of cable and broadcasting networks and properties, including FOX, FX, FXX, FXM, FS1, Fox News Channel, Fox Business Network, FOX Sports, Fox Sports Network, National Geographic Channels, Star India, 28 local television stations in the U.S. and more than 350 international channels; film studio Twentieth Century Fox Film; and television production studios Twentieth Century Fox Television and a 50 per cent ownership interest in Endemol Shine Group. 21CF also holds approximately 39.1 per cent of the issued shares of Sky, Europe’s leading entertainment company, which serves nearly 23 million households across five countries. For more information about 21st Century Fox, please visit www.21CF.com.

Enquiries
Investors
Reed Nolte
+1 212-852-7092
Mike Petrie
+1 212-852-7130

Media
Nathaniel Brown
+1 212-852-7746
Miranda Higham
+44 207-019-5632

Further information
This Announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer or invitation, or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval of an offer to buy securities in any jurisdiction pursuant to the Acquisition or otherwise. The Acquisition will be implemented solely pursuant to the terms of the Offer Document, and, in respect of Sky Shares held in certificated form, the Form of Acceptance, which will contain the full terms and conditions of the Acquisition, including details of how the Offer may be accepted. Any decision in respect of, or other response to, the Offer should be made only on the basis of the information contained in these documents. Sky Shareholders are advised to read the formal documentation in relation to the Acquisition carefully once it has been dispatched. Terms used but not defined in this announcement (the “Announcement”) have the meanings given in the announcement made by 21CF on 15 December 2016.

This Announcement does not constitute a prospectus or prospectus equivalent document.

21st Century Fox reserves the right to elect, with the consent of the Panel (where necessary), to implement the Acquisition by way of a Scheme. In such event, the Scheme will be implemented on substantially the same terms, so far as applicable, as those which would apply to the Offer, subject to appropriate amendments to reflect the change in method of effecting the Acquisition.

Overseas jurisdictions
The release, publication or distribution of this Announcement in, and the availability of the Offer to persons who are residents, citizens, or nationals of jurisdictions other than the UK may be restricted by law and therefore any persons who are subject to the laws and/or regulations of any jurisdiction other than the UK should inform themselves about, and observe, any applicable restrictions and legal and regulatory requirements. In particular, the ability of persons who are not resident in the UK to participate in the Offer may be affected by the laws of the relevant jurisdictions in which they are located.

Sky Shareholders who are in any doubt regarding such matters should consult an appropriate independent advisor in the relevant jurisdiction without delay. Any failure to comply with such restrictions and/or requirements may constitute a violation of the laws and/or regulations of any such jurisdiction.

This Announcement has been prepared for the purpose of complying with English law and the City Code and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws of jurisdictions outside the UK.

The Offer is subject to the applicable requirements of the City Code, the Panel, the London Stock Exchange and the FCA.

Unless otherwise determined by 21st Century Fox or required by the City Code, and permitted by applicable law and regulation, the Offer is not being, and will not be, made available, directly or indirectly, in or into, or by the use of mails or any means or instrumentality (including, but not limited to, facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or of any facility of a national, state or other securities exchange of any Restricted Jurisdiction and the Offer will not be capable of acceptance by any such use, means, instrumentality or facilities or from or within any Restricted Jurisdiction.

Accordingly, copies of this Announcement and any formal documentation relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction and persons receiving such documents (including any custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Any person (including any custodian, nominee or trustee) who has a contractual or legal obligation, or may otherwise intend, to forward this Announcement or any formal documentation relating to the Acquisition to a jurisdiction outside the United Kingdom should inform themselves of, and observe, any applicable legal or regulatory requirements of their jurisdiction and must not mail, send or otherwise forward or distribute them in, into or from any Restricted Jurisdiction. Doing so may render any purported acceptance of the Offer invalid.

Further details in relation to Sky Shareholders in overseas jurisdictions will be contained in the Offer Document.

Additional information for US investors
The Offer is being made to holders of Sky Shares resident in the U.S. in reliance on, and in compliance with, the applicable U.S. tender offer rules under the U.S. Exchange Act and the “Tier II” exemption provided by Rule 14d-1(d) under such Act, and otherwise in accordance with the requirements of the City Code, the Panel, the London Stock Exchange and the FCA. Accordingly, the Offer is subject to disclosure and other procedural requirements, including with respect to withdrawal rights, offer timetable, settlement procedures and timing of payments that are different from those applicable under U.S. tender offer procedures and law. In particular, the payment and settlement procedure with respect to the Offer comply with the relevant UK rules, which differ from U.S. payment and settlement procedures, particularly with regard to the date of payment of consideration.

The Offer relates to the securities of an English company admitted to trading on the Main Market of the London Stock Exchange. Accordingly, holders of Sky Shares in the US should be aware that this Announcement, the Offer Document and any other documents relating to the Offer have been or will be prepared in accordance with the City Code and the United Kingdom’s disclosure requirements, format and style, all of which differ from those generally applicable in the US. Sky’s financial statements and all Sky financial information included in this Announcement, or that may be included in the Offer Document or any other documents relating to the Offer, has been or will have been prepared in accordance with International Financial Reporting Standards as adopted by the European Union and that may not be comparable to the financial statements or other financial information of US companies or companies whose financial statements are prepared in accordance with generally accepted accounting principles in the US.

To the extent permissible under the City Code and normal UK market practice and subject to the surviving provisions of the Co-operation Agreement and pursuant to an exception under Rule 14e-5 under the U.S. Exchange Act, 21st Century Fox, certain affiliated companies and their nominees or brokers (acting as agents) may make certain purchases of, or arrangements to purchase, Sky Shares outside the U.S., otherwise than pursuant to the Offer, before or during the period in which such the Offer remains open for acceptance. Those purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any information about such purchases will be disclosed to all investors to the extent required in the UK and the U.S., will be reported to a Regulatory Information Service provider and will be available on the London Stock Exchange website, www.londonstockexchange.com, each of which will be available to the public in the U.S. If such purchases or arrangements to purchase were to be made, they would be made outside the U.S. and would be made in accordance with applicable law, including the U.S. Exchange Act and the City Code.

US holders of Sky Shares should also be aware that the Offer may have tax consequences in the United States, including that the receipt of cash pursuant to the Offer by a US holder of Sky Shares will generally be a taxable transaction for US federal income tax purposes and may also be a taxable transaction under applicable US state and local, as well as foreign and other, tax laws. Each US holder of Sky Shares is urged to consult with independent legal, tax and financial advisors in connection with making a decision regarding the Offer, including, without limitation, to consider the tax consequences associated with such holder’s acceptance of the Offer.

It may be difficult for US holders of Sky Shares to enforce their rights, effect service of process within the US upon Sky and/or enforce any claim arising out of US federal laws in connection with the Acquisition, since Sky is located in a non-US jurisdiction, and some or all of its officers and directors reside outside of the US. Therefore, US holders of Sky Shares may not be able to sue a non-US company or its officers or directors in a non-US court for violations of US securities laws. Further, it may be difficult to compel a non-US company and its affiliates to subject themselves to a US court’s judgment. There is substantial doubt as to the enforceability in the UK of original actions, or of actions for the enforcement of judgements of US courts, based on civil liability provisions of US federal securities laws.

Neither the US Securities and Exchange Commission nor any US state securities commission has approved or disapproved of the Offer, passed upon the merits or fairness of the Offer or passed upon the adequacy or accuracy of the information contained in this Announcement or the Offer Document. Any representation to the contrary is a criminal offence in the United States.

Cautionary Statement Concerning Forward-Looking Statements
This Announcement and the Offer Document may contain certain forward-looking statements, within the meaning of Section 21E of the US Exchange Act, and Section 27A of the US Securities Act of 1933, as amended, with respect to the financial condition, results of operations and business of 21CF or Sky and certain plans and objectives of 21CF with respect thereto. All statements other than statements of historical fact included in this document may be forward-looking statements. Forward-looking statements also often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aims”, “continue”, “will”, “may”, “should”, “would”, “could”, or other words of similar meaning. Forward-looking statements (including those relating to the consummation of the Acquisition and the anticipated benefits thereof) by their nature address matters that are, to different degrees, uncertain. These and other forward-looking statements, including statements regarding any failure to complete the Acquisition or to make any filing or take any other action required to complete the Acquisition in a timely manner or at all, are subject to risks, uncertainties, assumptions and other factors. A number of important factors could cause actual results to differ materially from those expressed in any such forward-looking statements. These risk factors include, but are not limited to: (i) the risk that the Acquisition may not be completed on anticipated terms and timing or at all, (ii) the ability of Sky and 21CF to integrate the businesses successfully and to achieve anticipated benefits, (iii) the risk that disruptions from the Acquisition or risks associated with future business combinations or dispositions will harm Sky’s or 21CF’s businesses, (iv) legislative, regulatory, economic, political and market developments, (v) changes in the global, political, economic, business and competitive environments, market and regulatory forces, and unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, (vi) the risks due to fluctuations in exchange and interest rates, and (vii) the risks, uncertainties, assumptions and other factors set forth in the public filings made by Sky and the public filings with the SEC made by 21CF, including the section titled “Risk Factors” in 21CF’s annual report on Form 10-K for the fiscal year ended June 30, 2017 and quarterly reports on Form 10-Q for the fiscal quarters ended September 30, 2017, December 31, 2017 and March 31, 2018 and any updating information in subsequent SEC filings. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this document. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this document. 21CF and Sky disclaim any obligation to update any forward-looking or other statements contained in this document, except as required by applicable law.

Disclosure Requirements of the City Code
Under Rule 8.3(a) of the City Code, any person who is interested in one per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the Offer Period and, if later, following the announcement in which any securities exchange offeror is first identified.

An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th business day following the commencement of the Offer Period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the City Code, any person who is, or becomes, interested in one per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, you should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129.

Publication on Website
This Announcement is available free of charge, subject to certain restrictions in relation to persons resident in Restricted Jurisdictions, at www.21cf-offer-for-Sky.com.

Neither the content of any website referred to in this Announcement nor the content of any website accessible from hyperlinks is incorporated into, or forms part of, this Announcement.

Time
All times shown in this Announcement are London times, unless otherwise stated.